Events After the Reporting Period	12 Months Ended
Jun. 30, 2018
Disclosure Of Nonadjusting Events After Reporting Period [Abstract]
Events After the Reporting Period

26. EVENTS AFTER THE REPORTING PERIOD

On July 9, 2018, it was announced that a license was entered into with Axovant Sciences (“Axovant”) granting the exclusive global rights for BB-301 (now named AXO-AAV-OPMD) intended for the treatment of oculopharyngeal muscular dystrophy (OPMD), as well as entering into a fully funded research collaboration for the development of five additional gene therapy products in neurological disorders.

Under the terms of the agreement, Benitec will receive an upfront cash payment of US$10m (AUD $13.5m) and additional cash payments totalling US$17.5m (AUD$23.6m) upon completion of four specific near-term manufacturing, regulatory and clinical milestones.  Axovant has been granted worldwide rights to AXO-AAV-OPMD and will assume all future development costs. The total potential value of all of the development, regulatory and commercial milestones achievable by Benitec, of which there are eight milestones including the four near-term to achieve all eight milestones and thus realize the maximum amount of US$187.5m (AUD$253.3m). There can be no assurance as to the total amount of payments that the Company will actually receive or when they will be received. Importantly, upon commercialisation, Benitec will retain 30% of the net profits on worldwide sales of AXO-AAV-OPMD.

No other matter or circumstance has arisen since June 30, 2018 that has significantly affected, or may significantly affect the Group's operations, the results of those operations, or the Group's state of affairs in future financial years.